SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007
OMNITURE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52076 (Commission File Number)	87-0619936 (I.R.S. Employer Identification Number)
550 East Timpanogos Circle
Orem, UT 84097

(Address, including zip code, of principal executive offices)
(801) 722-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 is being filed by Omniture, Inc. (“Omniture”) to amend Item 9.01 of its Current Report on Form 8-K originally filed by Omniture with the Securities and Exchange Commission on December 19, 2007 in connection with Omniture’s acquisition of Offermatica Corporation (“Offermatica”) pursuant to the Agreement and Plan of Reorganization, dated as of September 7, 2007 (the “Merger Agreement”), by and among Omniture, Offermatica, San Francisco Acquisition Corporation, US Bank National Association, as Escrow Agent and Henry Baker, as Stockholder Representative. As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K.
     The pro forma financial information required by Item 9.01(b) of Form 8-K (attached hereto as Exhibit 99.2) sets forth certain unaudited pro forma condensed combined financial information of Omniture after giving effect to the acquisition of each of Touch Clarity Limited (“Touch Clarity”), Offermatica and Visual Sciences, Inc. (“Visual Sciences”) and adjustments described in such pro forma financial information. The acquisition of Touch Clarity closed on March 1, 2007 and the acquisition of Offermatica closed on December 13, 2007. The acquisition of Visual Sciences has not closed and is subject to customary closing conditions, including obtaining the approval of Omniture’s and Visual Sciences’ stockholders. If the acquisition of Visual Sciences is not completed, Omniture’s business, operating results, assets and liabilities will not reflect any actual or anticipated interest in Visual Sciences’ business, its operating results, assets or liabilities.
Item 8.01. Other Events.
     See Expanatory Note above.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of the Business Acquired
     The following financial statements of Offermatica required by this Item 9.01(a) are being filed as Exhibit 99.1 to this amendment and are incorporated by reference herein:
Offermatica Corporation’s audited consolidated balance sheet as of December 31, 2006, Offermatica’s audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the year ended December 31, 2006, Offermatica’s unaudited consolidated balance sheet as of September 30, 2007 and Offermatica’s unaudited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the nine months ended September 30, 2007.
     (b) Pro Forma Financial Information
     The following pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this amendment and is incorporated by reference herein:
The unaudited pro forma condensed combined financial information of Omniture after giving effect to the acquisition of Offermatica, Touch Clarity and Visual Sciences and adjustments described in such pro forma financial information.
     (d) Exhibits
23.1 Consent of Mayer Hoffman McCann P.C., Independent Auditors.

99.1 Offermatica Corporation’s audited consolidated balance sheet as of December 31, 2006, Offermatica’s audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the year ended December 31, 2006, Offermatica’s unaudited consolidated balance sheet as of September 30, 2007 and Offermatica’s unaudited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the nine months ended September 30, 2007.
99.2 Unaudited pro forma condensed combined financial statements.
    IMPORTANT INFORMATION FILED WITH THE SEC
     Omniture has filed with the SEC a Registration Statement on Form S-4, which includes a joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The definitive joint proxy statement/prospectus has been mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the joint proxy statement/prospectus and the other relevant materials because they contain important information about Omniture, Visual Sciences and the proposed transaction. The joint proxy statement/prospectus and other relevant materials, and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037. Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.
     Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
     Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
Cautionary Statement Regarding Forward-Looking Statements
     This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results and the proposed Omniture/Visual Sciences transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if either of the companies does not receive required stockholder approvals or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which Omniture expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of either the Omniture or Visual Sciences stockholders to approve the proposed merger, and other economic, business, competitive, and/or regulatory factors affecting Omniture’s business generally, including those set forth in Omniture’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K and other SEC filings. Omniture is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITURE, INC.
	By:	/s/ Michael S. Herring
Michael S. Herring
Dated: January 10, 2008		Chief Financial Officer and Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann P.C., Independent Auditors.

99.1	Offermatica Corporation’s audited consolidated balance sheet as of December 31, 2006, Offermatica’s audited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the year ended December 31, 2006, Offermatica’s unaudited consolidated balance sheet as of September 30, 2007 and Offermatica’s unaudited consolidated statements of operations, convertible preferred stock and stockholders’ deficit and cash flows for the nine months ended September 30, 2007.

99.2	Unaudited pro forma condensed combined financial statements.